Exhibit 10(i)

                                     FORM A
                                     of the
                      CHANGE IN CONTROL SEVERANCE AGREEMENT

                                  ++++++++++++



                      CHANGE IN CONTROL SEVERANCE AGREEMENT


                  THIS AGREEMENT, dated __________________, is made by and between The Stanley Works, a Connecticut corporation (the "Company"), and __________________ (the "Executive").

                  WHEREAS, the Company considers it essential to the best interests of its shareowners to foster the continued employment of key management personnel; and

                  WHEREAS, the Board recognizes that, as is the case with many publicly held corporations, the possibility of a Change in Control exists and that such possibility, and the uncertainty and questions which it may raise among management, may result in the departure or distraction of management personnel to the detriment of the Company and its shareowners; and

                  WHEREAS, the Board has determined that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of members of the Company's management, including the Executive, to their assigned duties without distraction in the face of potentially disturbing circumstances arising from the possibility of a Change in Control;

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Company and the Executive hereby agree as follows:

                  1. Defined Terms. The definitions of capitalized terms used in this Agreement are provided in the last Section hereof.

                  2. Term of Agreement. The Term of this Agreement shall commence on the date hereof and shall continue in effect through the second anniversary hereof; provided, however, that commencing on _______________________ and each __________________ thereafter, the Term shall automatically be extended for one additional year unless, not later than ninety
(90) days prior to such _________________, the Company or the Executive shall have given notice not to extend the Term; and further provided, however, that if a Change in Control shall have occurred during the Term, the Term shall expire no earlier than twenty-four (24) months beyond the month in which such Change in Control occurred.

                  3. Company's Covenants Summarized. In order to induce the Executive to remain in the employ of the Company and in consideration of the Executive's covenants set forth in Section 4 hereof, the Company agrees, under the conditions described herein, to pay the Executive the Severance Payments and the other payments and benefits described herein. Except as provided in Section
10.1 hereof, no Severance Payments shall be payable under this Agreement unless there shall have been (or, under the terms of the second sentence of Section 6.1 hereof, there shall be deemed to have been) a termination of the Executive's employment with the Company following a Change in Control and during the Term. This Agreement shall not be construed as creating an express or implied contract of employment and, except as otherwise agreed in writing between the Executive and the Company, the Executive shall not have any right to be retained in the employ of the Company.

                  4. The Executive's Covenants. The Executive agrees that, subject to the terms and conditions of this Agreement, in the event of a Potential Change in Control during the Term, the Executive will remain in the employ of the Company until the earliest of (i) a date which is six (6) months from the date of such Potential Change in Control, (ii) the date of a Change in Control, (iii) the date of termination by the Executive of the Executive's employment for Good Reason or by reason of death, Disability or Retirement, or
(iv) the termination by the Company of the Executive's employment for any reason.

                  5. Compensation Other Than Severance Payments.

                  5.1 Following a Change in Control and during the Term, during any period that the Executive fails to perform the Executive's full-time duties with the Company as a result of incapacity due to physical or mental illness, the Company shall pay the Executive's full salary to the Executive at the rate in effect at the commencement of any such period, together with all compensation and benefits payable to the Executive under the terms of any compensation or benefit plan, program or arrangement maintained by the Company during such period (other than any disability plan), until the Executive's employment is terminated by the Company for Disability.

                  5.2 If the Executive's employment shall be terminated for any reason following a Change in Control and during the Term, the Company shall pay the Executive's full salary to the Executive through the Date of Termination at the rate in effect immediately prior to the Date of Termination or, if higher, the rate in effect immediately prior to the first occurrence of an event or circumstance constituting Good Reason, together with all compensation and benefits payable to the Executive through the Date of Termination under the terms of the Company's compensation and benefit plans, programs or arrangements as in effect immediately prior to the Date of Termination or, if more favorable to the Executive, as in effect immediately prior to the first occurrence of an event or circumstance constituting Good Reason.

                  5.3 If the Executive's employment shall be terminated for any reason following a Change in Control and during the Term, the Company shall pay to the Executive the Executive's normal post-termination compensation and benefits as such payments become due. Such post-termination compensation and benefits shall be determined under, and paid in accordance with, the Company's retirement, insurance and other compensation or benefit plans, programs and arrangements as in effect immediately prior to the Date of Termination or, if more favorable to the Executive, as in effect immediately prior to the occurrence of the first event or circumstance constituting Good Reason.

                  6. Severance Payments.

                  6.1 If the Executive's employment is terminated following a Change in Control and during the Term, other than (A) by the Company for Cause,
(B) by reason of death or Disability, or (C) by the Executive without Good Reason, then the Company shall pay the Executive the amounts, and provide the Executive the benefits, described in this Section 6.1 ("Severance Payments") and
Section 6.2, in addition to any payments and benefits to which the Executive is entitled under Section 5 hereof. For purposes of this Agreement, the Executive's employment shall be deemed to have been terminated following a Change in Control by the Company without Cause or by the Executive with Good Reason, if (i) the Executive's employment is terminated by the Company without Cause prior to a Change in Control (whether or not a Change in Control occurs) and such termination was at the request or direction of a Person who has entered into an agreement with the Company the consummation of which would constitute a Change in Control, (ii) the Executive terminates his employment for Good Reason prior to a Change in Control (whether or not a Change in Control occurs) and the circumstance or event which constitutes Good Reason occurs at the request or direction of such Person, or (iii) the Executive's employment is terminated by the Company without Cause or by the Executive for Good Reason and such termination or the circumstance or event which constitutes Good Reason is otherwise in connection with or in anticipation of a Change in Control (whether or not a Change in Control occurs).

                  (A) In lieu of any further salary payments to the Executive for periods subsequent to the Date of Termination and in lieu of any severance benefit otherwise payable to the Executive, the Company shall pay to the Executive a lump sum severance payment, in cash, equal to three times the sum of (i) the Executive's base salary as in effect immediately prior to the Date of Termination or, if higher, in effect immediately prior to the first occurrence of an event or circumstance constituting Good Reason, and (ii) the average annual bonus earned by the Executive pursuant to any annual bonus or incentive plan maintained by the Company in respect of the three fiscal years ending immediately prior to the fiscal year in which occurs the Date of Termination or, if higher, immediately prior to the fiscal year in which occurs the first event or circumstance constituting Good Reason.

                  (B) For the thirty-six (36) month period immediately following the Date of Termination, the Company shall arrange to provide the Executive and his dependents life, disability, accident and health insurance benefits substantially similar to those provided to the Executive and his dependents immediately prior to the Date of Termination or, if more favorable to the Executive, those provided to the Executive and his dependents immediately prior to the first occurrence of an event or circumstance constituting Good Reason, at no greater after tax cost to the Executive than the after tax cost to the Executive immediately prior to such date or occurrence; provided, however, that, unless the Executive consents to a --------------- ------- different method, such health insurance benefits shall be provided through a third-party insurer. Benefits otherwise receivable by the Executive pursuant to this Section 6.1(B) shall be reduced to the extent benefits of the same type are received by or made available to the Executive during the thirty-six (36) month period following the Executive's termination of employment (and any such benefits received by or made available to the Executive shall be reported to the Company by the Executive); provided, however, that the Company shall promptly reimburse the Executive for the excess, if any, of the after -------- ------- tax cost of such benefits to the Executive over such cost immediately prior to the Date of Termination or, if more favorable to the Executive, the first occurrence of an event or circumstance constituting Good Reason.

                  (C) In addition to the retirement benefits to which the Executive is entitled under each DB Pension Plan or any successor plan thereto, the Company shall pay the Executive a lump sum amount, in cash, equal to the excess of (i) the actuarial equivalent of the aggregate retirement pension (taking into account any early retirement subsidies associated therewith and determined as a straight life annuity commencing at the date (but in no event earlier than the third anniversary of the Date of Termination) as of which the actuarial equivalent of such annuity is greatest) which the Executive would have accrued under the terms of all DB Pension Plans (without regard to any amendment to any DB Pension Plan made subsequent to a Change in Control and on or prior to the Date of Termination, which amendment adversely affects in any manner the computation of retirement benefits thereunder), determined as if the Executive were fully vested thereunder and had accumulated (after the Date of Termination) thirty-six (36) additional months of age and service credit thereunder and had been credited under each DB Pension Plan during such period with compensation equal to the Executive's compensation (as defined in such DB Pension Plan) during the twelve (12) months immediately preceding Date of Termination or, if higher, during the twelve months immediately prior to the first occurrence of an event or circumstance constituting Good Reason, over (ii) the actuarial equivalent of the aggregate retirement pension (taking into account any early retirement subsidies associated therewith and determined as a straight life annuity commencing at the date (but in no event earlier than the Date of Termination) as of which the actuarial equivalent of such annuity is greatest) which the Executive had accrued pursuant to the provisions of the DB Pension Plans as of the Date of Termination. For purposes of this
     Section 6.1(C), "actuarial equivalent" shall be determined using the same assumptions utilized under The Stanley Works Retirement Plan immediately prior to the Date of Termination or, if more favorable to the Executive, immediately prior to the first occurrence of an event or circumstance constituting Good Reason.

                  (D) In addition to the benefits to which the Executive is entitled under the DC Pension Plan, the Company shall pay the Executive a lump sum amount, in cash, equal to the sum of (i) the amount that would have been contributed thereto by the Company on the Executive's behalf during the thirty-six (36) months immediately following the Date of Termination, determined (x) as if the Executive made the maximum permissible contributions thereto during such period, (y) as if the Executive earned compensation during such period at a rate equal to the Executive's compensation (as defined in the DC Pension Plan) during the twelve (12) months immediately preceding the Date of Termination or, if higher, during the twelve months immediately prior to the first occurrence of an event or circumstance constituting Good Reason, and (z) without regard to any amendment to the DC Pension Plan made subsequent to a Change in Control and on or prior to the Date of Termination, which amendment adversely affects in any manner the computation of benefits thereunder, and
     (ii) the excess, if any, of (x) the Executive's account balance under the DC Pension Plan as of the Date of Termination over (y) the portion of such account balance that is nonforfeitable under the terms of the DC Pension Plan.

                  (E) If the Executive would have become entitled to benefits under the Company's post-retirement health care or life insurance plans, as in effect immediately prior to the Date of Termination or, if more favorable to the Executive, as in effect immediately prior to the first occurrence of an event or circumstance constituting Good Reason, had the Executive's employment terminated at any time during the period of thirty-six (36) months after the Date of Termination, the Company shall provide such post-retirement health care or life insurance benefits to the Executive and the Executive's dependents commencing on the later of (i) the date on which such coverage would have first become available and (ii) the date on which benefits described in subsection (B) of this Section 6.1 terminate.

                  (F) The Company shall provide the Executive with third-party outplacement services suitable to the Executive's position for a period of thirty-six (36) months or, if earlier, until the first acceptance by the Executive of an offer of employment, provided, however, that in no case shall the Company be required to pay in excess of $50,000 over such period in providing outplacement services.

                  (G) For the thirty-six (36) month period immediately following the Date of Termination or until the Executive becomes eligible for substantially similar benefits from a new employer, whichever occurs earlier, the Company shall continue to provide the Executive with all perquisites provided by the Company immediately prior to the Date of Termination or, if more favorable to the Executive, immediately prior to the first occurrence of an event or circumstance constituting Good Reason (including, without limitation, automobile, financial planning, annual physical and executive whole life insurance).

                  6.2 (A) Whether or not the Executive becomes entitled to the Severance Payments, if any of the payments or benefits received or to be received by the Executive (including any payment or benefits received in connection with a Change in Control or the Executive's termination of employment, whether pursuant to the terms of this Agreement or any other plan, arrangement or agreement) (all such payments and benefits, excluding the Gross-Up Payment, being hereinafter referred to as the "Total Payments") will be subject to the Excise Tax, the Company shall pay to the Executive an additional amount (the "Gross-Up Payment") such that the net amount retained by the Executive, after deduction of any Excise Tax on the Total Payments and any federal, state and local income and employment taxes and Excise Tax upon the Gross-Up Payment, and after taking into account the phase out of itemized deductions and personal exemptions attributable to the Gross-Up Payment, shall be equal to the Total Payments.

                  (B) For purposes of determining whether any of the Total Payments will be subject to the Excise Tax and the amount of such Excise Tax, (i) all of the Total Payments shall be treated as "parachute payments" (within the meaning of section 280G(b)(2) of the Code) unless, in the opinion of tax counsel ("Tax Counsel") reasonably acceptable to the Executive and selected by the accounting firm which was, immediately prior to the Change in Control, the Company's independent auditor (the "Auditor"), such payments or benefits (in whole or in part) do not constitute parachute payments, including by reason of section 280G(b)(4)(A) of the Code, (ii) all "excess parachute payments" within the meaning of section 280G(b)(l) of the Code shall be treated as subject to the Excise Tax unless, in the opinion of Tax Counsel, such excess parachute payments (in whole or in part) represent reasonable compensation for services actually rendered (within the meaning of section 280G(b)(4)(B) of the Code) in excess of the Base Amount allocable to such reasonable compensation, or are otherwise not subject to the Excise Tax, and (iii) the value of any noncash benefits or any deferred payment or benefit shall be determined by the Auditor in accordance with the principles of sections 280G(d)(3) and
     (4) of the Code. For purposes of determining the amount of the Gross-Up Payment, the Executive shall be deemed to pay federal income tax at the highest marginal rate of federal income taxation in the calendar year in which the Gross-Up Payment is to be made and state and local income taxes at the highest marginal rate of taxation in the state and locality of the Executive's residence on the Date of Termination (or if there is no Date of Termination, then the date on which the Gross-Up Payment is calculated for purposes of this Section 6.2), net of the maximum reduction in federal income taxes which could be obtained from deduction of such state and local taxes.

                  (C) In the event that the Excise Tax is finally determined to be less than the amount taken into account hereunder in calculating the Gross-Up Payment, the Executive shall repay to the Company, within five (5) business days following the time that the amount of such reduction in the Excise Tax is finally determined, the portion of the Gross-Up Payment attributable to such reduction (plus that portion of the Gross-Up Payment attributable to the Excise Tax and federal, state and local income and employment taxes imposed on the Gross-Up Payment being repaid by the Executive), to the extent that such repayment results in a reduction in the Excise Tax and a dollar-for-dollar reduction in the Executive's taxable income and wages for purposes of federal, state and local income and employment taxes, plus interest on the amount of such repayment at 120% of the rate provided in section 1274(b)(2)(B) of the Code. In the event that the Excise Tax is determined to exceed the amount taken into account hereunder in calculating the Gross-Up Payment (including by reason of any payment the existence or amount of which cannot be determined at the time of the Gross-Up Payment), the Company shall make an additional Gross-Up Payment in respect of such excess (plus any interest, penalties or additions payable by the Executive with respect to such excess) within five
     (5) business days following the time that the amount of such excess is finally determined. The Executive and the Company shall each reasonably cooperate with the other in connection with any administrative or judicial proceedings concerning the existence or amount of liability for Excise Tax with respect to the Total Payments.

                  6.3 The payments provided in subsections (A), (C) and (D) of
Section 6.1 hereof and in Section 6.2 hereof shall be made not later than the fifth day following the Date of Termination (or if there is no Date of Termination, then the date on which the Gross-Up Payment is calculated for purposes of Section 6.2 hereof); provided, however, that if the amounts of such payments cannot be finally determined on or before such day, the Company shall pay to the Executive on such day an estimate, as determined in good faith by the Company or, in the case of payments under Section 6.2 hereof, in accordance with
Section 6.2 hereof, of the minimum amount of such payments to which the Executive is clearly entitled and shall pay the remainder of such payments (together with interest on the unpaid remainder (or on all such payments to the extent the Company fails to make such payments when due) at 120% of the rate provided in section 1274(b)(2)(B) of the Code) as soon as the amount thereof can be determined but in no event later than the thirtieth (30th) day after the Date of Termination. In the event that the amount of the estimated payments exceeds the amount subsequently determined to have been due, such excess shall be payable by the Executive to the Company on the fifth (5th) business day after demand by the Company (together with interest at 120% of the rate provided in section 1274(b)(2)(B) of the Code). At the time that payments are made under this Agreement, the Company shall provide the Executive with a written statement setting forth the manner in which such payments were calculated and the basis for such calculations including, without limitation, any opinions or other advice the Company has received from Tax Counsel, the Auditor or other advisors or consultants (and any such opinions or advice which are in writing shall be attached to the statement).

                  6.4 The Company also shall pay to the Executive all legal fees and expenses incurred by the Executive in disputing in good faith any issue hereunder relating to the termination of the Executive's employment, in seeking in good faith to obtain or enforce any benefit or right provided by this Agreement or in connection with any tax audit or proceeding to the extent attributable to the application of section 4999 of the Code to any payment or benefit provided hereunder. Such payments shall be made within five (5) business days after delivery of the Executive's written requests for payment accompanied with such evidence of fees and expenses incurred as the Company reasonably may require.

                  7. Termination Procedures and Compensation During Dispute.

                  7.1 Notice of Termination. After a Change in Control and during the Term, any purported termination of the Executive's employment (other than by reason of death) shall be communicated by written Notice of Termination from one party hereto to the other party hereto in accordance with Section 11 hereof. For purposes of this Agreement, a "Notice of Termination" shall mean a notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated. Further, a Notice of Termination for Cause is required to include a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters (3/4) of the entire membership of the Board at a meeting of the Board which was called and held for the purpose of considering such termination (after reasonable notice to the Executive and an opportunity for the Executive, together with the Executive's counsel, to be heard before the Board) finding that, in the good faith opinion of the Board, the Executive was guilty of conduct set forth in clause (i) or (ii) of the definition of Cause herein, and specifying the particulars thereof in detail.

                  7.2 Date of Termination. "Date of Termination," with respect to any purported termination of the Executive's employment after a Change in Control and during the Term, shall mean (i) if the Executive's employment is terminated for Disability, thirty (30) days after Notice of Termination is given (provided that the Executive shall not have returned to the full-time performance of the Executive's duties during such thirty (30) day period), and
(ii) if the Executive's employment is terminated for any other reason, the date specified in the Notice of Termination (which, in the case of a termination by the Company, shall not be less than thirty (30) days (except in the case of a termination for Cause) and, in the case of a termination by the Executive, shall not be less than fifteen (15) days nor more than sixty (60) days, respectively, from the date such Notice of Termination is given).

                  7.3 Dispute Concerning Termination. If within fifteen (15) days after any Notice of Termination is given, or, if later, prior to the Date of Termination (as determined without regard to this Section 7.3), the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, the Date of Termination shall be extended until the earlier of (i) the date on which the Term ends or (ii) the date on which the dispute is finally resolved, either by mutual written agreement of the parties or by a final judgment, order or decree of an arbitrator or a court of competent jurisdiction (which is not appealable or with respect to which the time for appeal therefrom has expired and no appeal has been perfected); provided, however, that the Date of Termination shall be extended by a notice of dispute given by the Executive only if such notice is given in good faith and the Executive pursues the resolution of such dispute with reasonable diligence.

                  7.4 Compensation During Dispute. If a purported termination occurs following a Change in Control and during the Term and the Date of Termination is extended in accordance with Section 7.3 hereof, the Company shall continue to pay the Executive the full compensation in effect when the notice giving rise to the dispute was given (including, but not limited to, salary) and continue the Executive as a participant in all compensation, benefit and insurance plans in which the Executive was participating when the notice giving rise to the dispute was given, until the Date of Termination, as determined in accordance with Section 7.3 hereof. Amounts paid under this Section 7.4 are in addition to all other amounts due under this Agreement (other than those due under Section 5.2 hereof) and shall not be offset against or reduce any other amounts due under this Agreement.

                  8. No Mitigation. The Company agrees that, if the Executive's employment with the Company terminates during the Term, the Executive is not required to seek other employment or to attempt in any way to reduce any amounts payable to the Executive by the Company pursuant to Section 6 hereof or Section
7.4 hereof. Further, except as specifically provided in Sections 6.1(B) and 6.1(G) hereof, no payment or benefit provided for in this Agreement shall be reduced by any compensation earned by the Executive as the result of employment by another employer, by retirement benefits, by offset against any amount claimed to be owed by the Executive to the Company, or otherwise.

                  9. Restrictive Covenants.

                  9.1 The Executive agrees that restrictions on his activities during and after his employment are necessary to protect the goodwill, Confidential Information and other legitimate interests of the Company and its Subsidiaries, and that the agreed restrictions set forth below will not deprive the Executive of the ability to earn a livelihood:

                  (A) While the Executive is in the employment of the Company and, if the Executive is entitled to benefits under Section 6.1 hereof upon termination of employment, for a period of twenty-four (24) months after such termination of employment (the "Non-Competition Period"), the Executive shall not, without the express written consent of the Company, in the United States of America, directly or indirectly (i) enter into the employ of or render any services to any person, firm or corporation engaged in any Competitive Business; (ii) engage in any Competitive Business for his own account or (iii) become interested in any Competitive Business as an individual, partner, shareholder, creditor, director, officer, principal, agent, employee, consultant, advisor or in any other relationship or capacity; provided, however, that nothing contained in this Section shall be deemed to prohibit the Executive from acquiring, solely as an investment through market purchases, securities of any corporation which are registered under Section 12 of the Exchange Act and which are publicly traded so long as he is not part of any group in control of such corporation.

                  (B) The Executive agrees that during the Non-Competition Period or in connection with any termination of employment pursuant to which the Executive is entitled to benefits under Section 6.1, the Executive will not, either directly or through any agent or employee, Solicit any employee of the Company or any of its Subsidiaries to terminate his or her relationship with the Company or any of its Subsidiaries or to apply for or accept employment with any enterprise competitive with the business of the Company, or Solicit any customer, supplier, licensee or vendor of the Company or any of its Subsidiaries to terminate or materially modify its relationship with them, or, in the case of a customer, to conduct with any person any business or activity which such customer conducts or could conduct with the Company or any of its Subsidiaries.

                  (C) The Executive acknowledges that the Company and its Subsidiaries continually develop Confidential Information, that the Executive may develop Confidential Information for the Company or its Subsidiaries and that the Executive may learn of Confidential Information during the course of his employment under this Agreement. The Executive will comply with the policies and procedures of the Company and its Subsidiaries for protecting Confidential Information and shall never disclose to any person (except as required by applicable law or legal process or for the proper performance of his duties and responsibilities to the Company and its Subsidiaries, or in connection with any litigation between the Company and the Executive (provided that the Company shall be afforded a reasonable opportunity in each case to obtain a protective order)), or use for his own benefit or gain, any Confidential Information obtained by the Executive incident to his employment or other association with the Company or any of its Subsidiaries. The Executive understands that this restriction shall continue to apply after his employment terminates, regardless of the reason for such termination. All documents, records, tapes and other media of every kind and description relating to the business, present or otherwise, of the Company or its Subsidiaries and any copies, in whole or in part, thereof (the "Documents"), whether or not prepared by the Executive, shall be the sole and exclusive property of the Company and its Subsidiaries. The Executive shall safeguard all Documents and shall surrender to the Company at the time his employment terminates, or at such earlier time or times as the Board or its designee may specify, all Documents then in the Executive's possession or control.

                  (D) Without limiting the foregoing, it is understood that the Company shall not be obligated to make any of the payments or to provide for any of the benefits specified in Sections 6.1 and 6.2 hereof, and shall be entitled to recoup the pro rata portion of any such payments and of the value of any such benefits previously provided to the Executive in the event of a material breach by the Executive of the provisions of this
     Section 9 (such pro ration to be determined as a fraction, the numerator of which is the number of days from such breach to the second anniversary of the date on which the Executive terminates employment and the denominator of which is 730), which breach continues without having been cured within 15 days after written notice to the Executive specifying the breach in reasonable detail.

                  10. Successors; Binding Agreement.

                  10.1 In addition to any obligations imposed by law upon any successor to the Company, the Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Failure of the Company to obtain such assumption and agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle the Executive to compensation from the Company in the same amount and on the same terms as the Executive would be entitled to hereunder if the Executive were to terminate the Executive's employment for Good Reason after a Change in Control, except that, for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Date of Termination.

                  10.2 This Agreement shall inure to the benefit of and be enforceable by the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Executive shall die while any amount would still be payable to the Executive hereunder (other than amounts which, by their terms, terminate upon the death of the Executive) if the Executive had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the executors, personal representatives or administrators of the Executive's estate.

                  11. Notices. For the purpose of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, addressed, if to the Executive, to the address inserted below the Executive's signature on the final page hereof and, if to the Company, to the address set forth below, or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon actual receipt:

                           To the Company:  The Stanley Works
                           1000 Stanley Drive
                           New Britain, Connecticut 06053

                           Attention: General Counsel

                  12. Miscellaneous. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by the Executive and such officer as may be specifically designated by the Board. No waiver by either party hereto at any time of any breach by the other party hereto of, or of any lack of compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. This Agreement supersedes the agreement by and between the Company and the Executive dated _____________________ and any other agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof which have been made by either party; provided, however, that (1) this Agreement shall supersede any agreement setting forth the terms and conditions of the Executive's employment with the Company only in the event that the Executive's employment with the Company is terminated on or following a Change in Control (or deemed to have been so terminated), by the Company other than for Cause or by the Executive for Good Reason and (2) to extent this Agreement does not supersede any agreement referred to in clause (1), it shall not result in any duplication of benefits to the Executive. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Connecticut, without regard to its conflicts of law principles. All references to sections of the Exchange Act or the Code shall be deemed also to refer to any successor provisions to such sections. Any payments provided for hereunder shall be paid net of any applicable withholding required under federal, state or local law and any additional withholding to which the Executive has agreed. The obligations of the Company and the Executive under this Agreement which by their nature may require either partial or total performance after the expiration of the Term (including, without limitation, those under Sections 6 and 7 hereof) shall survive such expiration.

                  13. Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

                  14. Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

                  15. Settlement of Disputes. All claims by the Executive for benefits under this Agreement shall be directed to and determined by the Board and shall be in writing. Any denial by the Board of a claim for benefits under this Agreement shall be delivered to the Executive in writing and shall set forth the specific reasons for the denial and the specific provisions of this Agreement relied upon. The Board shall afford a reasonable opportunity to the Executive for a review of the decision denying a claim and shall further allow the Executive to appeal to the Board a decision of the Board within sixty (60) days after notification by the Board that the Executive's claim has been denied. Notwithstanding the above, in the event of any dispute, any decision by the Board hereunder shall be subject to a de novo review by the court.

                  Notwithstanding any provision of this Agreement to the contrary, the Executive shall be entitled to seek specific performance of the Executive's right to be paid until the Date of Termination during the pendency of any dispute or controversy arising under or in connection with this Agreement.

                  16. Definitions. For purposes of this Agreement, the following terms shall have the meanings indicated below:

                  (A) "Affiliate" shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act.

                  (B) "Auditor" shall have the meaning set forth in Section 6.2 hereof.

                  (C) "Base Amount" shall have the meaning set forth in section 280G(b)(3) of the Code.

                  (D) "Beneficial Owner" shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

                  (E) "Board" shall mean the Board of Directors of the Company.

                  (F) "Cause" for termination by the Company of the Executive's employment shall mean (i) the willful and continued failure by the Executive to substantially perform the Executive's duties with the Company (other than any such failure resulting from the Executive's incapacity due to physical or mental illness or any such actual or anticipated failure after the issuance of a Notice of Termination for Good Reason by the Executive pursuant to Section 7.1 hereof) that has not been cured within 30 days after a written demand for substantial performance is delivered to the Executive by the Board, which demand specifically identifies the manner in which the Board believes that the Executive has not substantially performed the Executive's duties, or (ii) the willful engaging by the Executive in conduct which is demonstrably and materially injurious to the Company or its subsidiaries, monetarily or otherwise. For purposes of clauses (i) and
     (ii) of this definition, (x) no act, or failure to act, on the Executive's part shall be deemed "willful" unless done, or omitted to be done, by the Executive not in good faith and without reasonable belief that the Executive's act, or failure to act, was in the best interest of the Company and (y) in the event of a dispute concerning the application of this provision, no claim by the Company that Cause exists shall be given effect unless the Company establishes to the Board by clear and convincing evidence that Cause exists.

                  (G) A "Change in Control" shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

                           (I) any Person is or becomes the Beneficial Owner,
                  directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates) representing 25% or more of the combined voting power of the Company's then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (i) of paragraph (III) below; or

                           (II) the following individuals cease for any reason
                  to constitute a majority of the number of directors then serving: individuals who, on the date hereof, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's shareowners was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended; or;

                           (III) there is consummated a merger or consolidation
                  of the Company or any direct or indirect subsidiary of the Company with any other corporation or other entity, other than
                  (i) a merger or consolidation which results in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 50% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or
                  (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates) representing 25% or more of the combined voting power of the Company's then outstanding securities; or

                           (IV) the shareowners of the Company approve a plan of
                  complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by shareowners of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

                  (H) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

                  (I) "Company" shall mean The Stanley Works and, except in determining under Section 15(G) hereof whether or not any Change in Control of the Company has occurred, shall include any successor to its business and/or assets which assumes and agrees to perform this Agreement by operation of law, or otherwise.

                  (J) "Competitive Business" shall mean any line of business that is substantially the same as any line of any operating business engaged in by the Company during the term of this Agreement and which at the termination of the Executive's employment the Company was engaged in or conducting and which during the fiscal year of the Company next preceding the date as of which the determination of competitive status is to be made constituted at least 5% of the gross sales of the Company and its Subsidiaries. The Executive may, without being deemed in violation of this section, become a partner or employee of, or otherwise acquire an interest in, a stock or business brokerage firm, consulting or advisory firm, investment banking firm or similar organization which, as part of its business, trades or invests in securities of Competitive Businesses or which represents or acts as agent or advisor for Competitive Businesses, but only on condition that the Executive shall not personally render any services in connection with such Competitive Business either directly to such Competitive Business or other persons or to his firm in connection therewith.

                  (K) "Confidential Information" means any and all information of the Company and its Subsidiaries that is not generally known by others with whom they compete or do business, or with whom they plan to compete or do business and any and all information not readily available to the public, which, if disclosed by the Company or its Subsidiaries could reasonably be of benefit to such person or business in competing with or doing business with the Company. Confidential Information includes without limitation such information relating to (1) the development, research, testing, manufacturing, store operational processes, marketing and financial activities, including costs, profits and sales, of the Company and its Subsidiaries, (2) the products and all formulas therefor, (3) the costs, sources of supply, financial performance and strategic plans of the Company and its Subsidiaries, (4) the identity and special needs of the customers and suppliers of the Company and its Subsidiaries and (5) the people and organizations with whom the Company and its Subsidiaries have business relationships and those relationships. Confidential Information also includes comparable information that the Company or any of its Subsidiaries have received belonging to others or which was received by the Company or any of its Subsidiaries with an agreement by the Company that it would not be disclosed. Confidential Information does not include information which (i) is or becomes available to the public generally (other than as a result of a disclosure by the Executive), (ii) was within the Executive's possession prior to the date hereof or prior to its being furnished to the Executive by or on behalf of the Company, provided that the source of such information was not bound by a confidentiality agreement with or other contractual, legal or fiduciary obligation of confidentiality to the Company or any other party with respect to such information, (iii) becomes available to the Executive on a non-confidential basis from a source other than the Company, provided that such source is not bound by a confidentiality agreement with or other contractual, legal or fiduciary obligation of confidentiality to the Company or any other party with respect to such information, or (iv) was independently developed the Executive without reference to the Confidential Information.

                  (L) "DB Pension Plan" shall mean any tax-qualified, supplemental or excess defined benefit pension plan maintained by the Company and any other defined benefit plan or agreement entered into between the Executive and the Company which is designed to provide the Executive with supplemental retirement benefits. For purposes of Section 6.1(C) hereof, if the Executive would have satisfied the condition for participation in a DB Plan (or any successor thereto) within thirty-six
     (36) months following the Date of Termination (i.e., assuming the Executive accrued additional age and service credit over such period), the Executive shall be deemed to have been a participant in such plan immediately prior to the Date of Termination and shall be entitled to the benefits provided under Section 6.1(C) relating thereto.

                  (M) "DC Pension Plan" shall mean any tax-qualified, supplemental or excess defined contribution plan maintained by the Company and any other defined contribution plan or agreement entered into between the Executive and the Company which is designed to provide the executive with supplemental retirement benefits.

                  (N) "Date of Termination" shall have the meaning set forth in
     Section 7.2 hereof.

                  (O) "Disability" shall be deemed the reason for the termination by the Company of the Executive's employment, if, as a result of the Executive's incapacity due to physical or mental illness, the Executive shall have been absent from the full-time performance of the Executive's duties with the Company for a period of six (6) consecutive months, the Company shall have given the Executive a Notice of Termination for Disability, and, within thirty (30) days after such Notice of Termination is given, the Executive shall not have returned to the full-time performance of the Executive's duties.

                  (P) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

                  (Q) "Excise Tax" shall mean any excise tax imposed under
     section 4999 of the Code.

                  (R) "Executive" shall mean the individual named in the first paragraph of this Agreement.

                  (S) "Good Reason" for termination by the Executive of the Executive's employment shall mean the occurrence (without the Executive's express written consent which specifically references this Agreement) after any Change in Control, or prior to a Change in Control under the circumstances described in clauses (ii) and (iii) of the second sentence of
     Section 6.1 hereof (treating all references in paragraphs (I) through (VII) below to a "Change in Control" as references to a "Potential Change in Control"), of any one of the following acts by the Company, or failures by the Company to act, unless, in the case of any act or failure to act described in paragraph (I), (V), (VI) or (VII) below, such act or failure to act is corrected prior to the Date of Termination specified in the Notice of Termination given in respect thereof:

                           (I) the assignment to the Executive of any duties
                  inconsistent with the Executive's status as a senior executive officer of the Company or a substantial adverse alteration in the nature or status of the Executive's responsibilities from those in effect immediately prior to the Change in Control including, without limitation, if the Executive was, immediately prior to the Change in Control, an executive officer of a public company, the Executive ceasing to be an executive officer of a public company;

                           (II) a reduction by the Company in the Executive's
                  annual base salary as in effect on the date hereof or as the same may be increased from time to time except for across-the-board salary reductions similarly affecting all senior executives of the Company and all senior executives of any Person in control of the Company;

                           (III) the relocation of the Executive's principal
                  place of employment to a location more than thirty-five (35) miles from the Executive's principal place of employment immediately prior to the Change in Control or the Company's requiring the Executive to be based anywhere other than such principal place of employment (or permitted relocation thereof) except for required travel on the Company's business to an extent substantially consistent with the Executive's present business travel obligations;

                           (IV) the failure by the Company to pay to the
                  Executive any portion of the Executive's current compensation or to pay to the Executive any portion of an installment of deferred compensation under any deferred compensation program of the Company, within seven (7) days of the date such compensation is due;

                           (V) the failure by the Company to continue in effect
                  any compensation plan in which the Executive participates immediately prior to the Change in Control which is material to the Executive's total compensation, including but not limited to the Company's 2001 Long-Term Incentive Plan and Management Incentive Compensation Plan or any substitute plans adopted prior to the Change in Control, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to such plan, or the failure by the Company to continue the Executive's participation therein (or in such substitute or alternative plan) on a basis not materially less favorable, both in terms of the amount or timing of payment of benefits provided and the level of the Executive's participation relative to other participants, as existed immediately prior to the Change in Control;

                           (VI) the failure by the Company to continue to
                  provide the Executive with benefits substantially similar to those enjoyed by the Executive under any of the Company's pension, savings, life insurance, medical, health and accident, or disability plans in which the Executive was participating immediately prior to the Change in Control (except for across the board changes similarly affecting all senior executives of the Company and all senior executives of any Person in control of the Company), the taking of any other action by the Company which would directly or indirectly materially reduce any of such benefits or deprive the Executive of any material fringe benefit enjoyed by the Executive at the time of the Change in Control, or the failure by the Company to provide the Executive with the number of paid vacation days to which the Executive is entitled on the basis of years of service with the Company in accordance with the Company's normal vacation policy in effect at the time of the Change in Control; or

                           (VII) any purported termination of the Executive's
                  employment which is not effected pursuant to a Notice of Termination satisfying the requirements of Section 7.1 hereof; for purposes of this Agreement, no such purported termination shall be effective. The Executive's right to terminate the Executive's employment for Good Reason shall not be affected by the Executive's incapacity due to physical or mental illness.

                  The Executive's continued employment shall not constitute consent to, or a waiver of rights with respect to, any act or failure to act constituting Good Reason hereunder.

                  For purposes of any determination regarding the existence of Good Reason in connection with a termination of employment other than as described in the second sentence of Section 6.1 hereof, any claim by the Executive that Good Reason exists shall be presumed to be correct unless the Company establishes to the Board by clear and convincing evidence that Good Reason does not exist.

                  (T) "Gross-Up Payment" shall have the meaning set forth in
     Section 6.2 hereof.

                  (U) "Notice of Termination" shall have the meaning set forth in Section 7.1 hereof.

                  (V) "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates,
     (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the shareowners of the Company in substantially the same proportions as their ownership of stock of the Company.

                  (W) "Potential Change in Control" shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

                           (I) the Company enters into an agreement, the
                  consummation of which would result in the occurrence of a Change in Control;

                           (II) the Company or any Person publicly announces an
                  intention to take or to consider taking actions which, if consummated, would constitute a Change in Control;

                           (III) any Person becomes the Beneficial Owner,
                  directly or indirectly, of securities of the Company representing 15% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the Company's then outstanding securities (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its affiliates); or

                           (IV) the Board adopts a resolution to the effect
                  that, for purposes of this Agreement, a Potential Change in Control has occurred.

                  (X) "Retirement" shall be deemed the reason for the termination by the Executive of the Executive's employment if such employment is terminated in accordance with the Company's retirement policy, including early retirement, generally applicable to its salaried employees.

                  (Y) "Severance Payments" shall have the meaning set forth in
     Section 6.1 hereof.

                  (Z) "Solicit" means any direct or indirect communication of any kind whatsoever (other than non-targeted general advertisements), regardless of by whom initiated, inviting, advising, encouraging or requesting any person or entity, in any manner, with respect to any action.

                  (AA) "Subsidiary" means any corporation or other business organization of which the securities having a majority of the normal voting power in electing the board of directors or similar governing body of such entity are, at the time of determination, owned by the Company directly or indirectly through one or more Subsidiaries.

                  (BB) "Tax Counsel" shall have the meaning set forth in Section
     6.2 hereof.

                  (CC) "Term" shall mean the period of time described in Section 2 hereof (including any extension, continuation or termination described therein).

                  (DD) "Total Payments" shall mean those payments so described in Section 6.2 hereof.

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                                     THE STANLEY WORKS



                                                     By:
                                                        ------------------------
                                                     Name:
                                                     Title:



                                                     ---------------------------
                                                          EXECUTIVE

                                     FORM B
                                     of the
                      CHANGE IN CONTROL SEVERANCE AGREEMENT

                                 +++++++++++++++


                      CHANGE IN CONTROL SEVERANCE AGREEMENT


                  THIS AGREEMENT, dated _________________, is made by and between The Stanley Works, a Connecticut corporation (the "Company"), and _________________ (the "Executive").

                  WHEREAS, the Company considers it essential to the best interests of its shareowners to foster the continued employment of key management personnel; and

                  WHEREAS, the Board recognizes that, as is the case with many publicly held corporations, the possibility of a Change in Control exists and that such possibility, and the uncertainty and questions which it may raise among management, may result in the departure or distraction of management personnel to the detriment of the Company and its shareowners; and

                  WHEREAS, the Board has determined that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of members of the Company's management, including the Executive, to their assigned duties without distraction in the face of potentially disturbing circumstances arising from the possibility of a Change in Control;

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Company and the Executive hereby agree as follows:

                  1. Defined Terms. The definitions of capitalized terms used in this Agreement are provided in the last Section hereof.

                  2. Term of Agreement. The Term of this Agreement shall commence on the date hereof and shall continue in effect through the second anniversary hereof; provided, however, that commencing on _______________________ and each __________________ thereafter, the Term shall automatically be extended for one additional year unless, not later than ninety
(90) days prior to such _______________, the Company or the Executive shall have given notice not to extend the Term; and further provided, however, that if a Change in Control shall have occurred during the Term, the Term shall expire no earlier than twenty-four (24) months beyond the month in which such Change in Control occurred.

                  3. Company's Covenants Summarized. In order to induce the Executive to remain in the employ of the Company and in consideration of the Executive's covenants set forth in Section 4 hereof, the Company agrees, under the conditions described herein, to pay the Executive the Severance Payments and the other payments and benefits described herein. Except as provided in Section
10.1 hereof, no Severance Payments shall be payable under this Agreement unless there shall have been (or, under the terms of the second sentence of Section 6.1 hereof, there shall be deemed to have been) a termination of the Executive's employment with the Company following a Change in Control and during the Term. This Agreement shall not be construed as creating an express or implied contract of employment and, except as otherwise agreed in writing between the Executive and the Company, the Executive shall not have any right to be retained in the employ of the Company.

                  4. The Executive's Covenants. The Executive agrees that, subject to the terms and conditions of this Agreement, in the event of a Potential Change in Control during the Term, the Executive will remain in the employ of the Company until the earliest of (i) a date which is six (6) months from the date of such Potential Change in Control, (ii) the date of a Change in Control, (iii) the date of termination by the Executive of the Executive's employment for Good Reason or by reason of death, Disability or Retirement, or
(iv) the termination by the Company of the Executive's employment for any reason.

                  5. Compensation Other Than Severance Payments.

                  5.1 Following a Change in Control and during the Term, during any period that the Executive fails to perform the Executive's full-time duties with the Company as a result of incapacity due to physical or mental illness, the Company shall pay the Executive's full salary to the Executive at the rate in effect at the commencement of any such period, together with all compensation and benefits payable to the Executive under the terms of any compensation or benefit plan, program or arrangement maintained by the Company during such period (other than any disability plan), until the Executive's employment is terminated by the Company for Disability.

                  5.2 If the Executive's employment shall be terminated for any reason following a Change in Control and during the Term, the Company shall pay the Executive's full salary to the Executive through the Date of Termination at the rate in effect immediately prior to the Date of Termination or, if higher, the rate in effect immediately prior to the first occurrence of an event or circumstance constituting Good Reason, together with all compensation and benefits payable to the Executive through the Date of Termination under the terms of the Company's compensation and benefit plans, programs or arrangements as in effect immediately prior to the Date of Termination or, if more favorable to the Executive, as in effect immediately prior to the first occurrence of an event or circumstance constituting Good Reason.

                  5.3 If the Executive's employment shall be terminated for any reason following a Change in Control and during the Term, the Company shall pay to the Executive the Executive's normal post-termination compensation and benefits as such payments become due. Such post-termination compensation and benefits shall be determined under, and paid in accordance with, the Company's retirement, insurance and other compensation or benefit plans, programs and arrangements as in effect immediately prior to the Date of Termination or, if more favorable to the Executive, as in effect immediately prior to the occurrence of the first event or circumstance constituting Good Reason.

                  6. Severance Payments.

                  6.1 If the Executive's employment is terminated following a Change in Control and during the Term, other than (A) by the Company for Cause,
(B) by reason of death or Disability, or (C) by the Executive without Good Reason, then the Company shall pay the Executive the amounts, and provide the Executive the benefits, described in this Section 6.1 ("Severance Payments") and
Section 6.2, in addition to any payments and benefits to which the Executive is entitled under Section 5 hereof. For purposes of this Agreement, the Executive's employment shall be deemed to have been terminated following a Change in Control by the Company without Cause or by the Executive with Good Reason, if (i) the Executive's employment is terminated by the Company without Cause prior to a Change in Control (whether or not a Change in Control occurs) and such termination was at the request or direction of a Person who has entered into an agreement with the Company the consummation of which would constitute a Change in Control, (ii) the Executive terminates his employment for Good Reason prior to a Change in Control (whether or not a Change in Control occurs) and the circumstance or event which constitutes Good Reason occurs at the request or direction of such Person, or (iii) the Executive's employment is terminated by the Company without Cause or by the Executive for Good Reason and such termination or the circumstance or event which constitutes Good Reason is otherwise in connection with or in anticipation of a Change in Control (whether or not a Change in Control occurs).

                  (A) In lieu of any further salary payments to the Executive for periods subsequent to the Date of Termination and in lieu of any severance benefit otherwise payable to the Executive, the Company shall pay to the Executive a lump sum severance payment, in cash, equal to two and one-half times the sum of (i) the Executive's base salary as in effect immediately prior to the Date of Termination or, if higher, in effect immediately prior to the first occurrence of an event or circumstance constituting Good Reason, and (ii) the average annual bonus earned by the Executive pursuant to any annual bonus or incentive plan maintained by the Company in respect of the three fiscal years ending immediately prior to the fiscal year in which occurs the Date of Termination or, if higher, immediately prior to the fiscal year in which occurs the first event or circumstance constituting Good Reason.

                  (B) For the thirty (30) month period immediately following the Date of Termination, the Company shall arrange to provide the Executive and his dependents life, disability, accident and health insurance benefits substantially similar to those provided to the Executive and his dependents immediately prior to the Date of Termination or, if more favorable to the Executive, those provided to the Executive and his dependents immediately prior to the first occurrence of an event or circumstance constituting Good Reason, at no greater after tax cost to the Executive than the after tax cost to the Executive immediately prior to such date or occurrence; provided, however, that, unless the Executive consents to a different method, such health insurance benefits shall be provided through a third-party insurer. Benefits otherwise receivable by the Executive pursuant to this Section 6.1(B) shall be reduced to the extent benefits of the same type are received by or made available to the Executive during the thirty (30) month period following the Executive's termination of employment (and any such benefits received by or made available to the Executive shall be reported to the Company by the Executive); provided, however, that the Company shall promptly reimburse the Executive for the excess, if any, of the after tax cost of such benefits to the Executive over such cost immediately prior to the Date of Termination or, if more favorable to the Executive, the first occurrence of an event or circumstance constituting Good Reason.

                  (C) In addition to the retirement benefits to which the Executive is entitled under each DB Pension Plan or any successor plan thereto, the Company shall pay the Executive a lump sum amount, in cash, equal to the excess of (i) the actuarial equivalent of the aggregate retirement pension (taking into account any early retirement subsidies associated therewith and determined as a straight life annuity commencing at the date (but in no event earlier than two and one-half (2.5) years following the Date of Termination) as of which the actuarial equivalent of such annuity is greatest) which the Executive would have accrued under the terms of all DB Pension Plans (without regard to any amendment to any DB Pension Plan made subsequent to a Change in Control and on or prior to the Date of Termination, which amendment adversely affects in any manner the computation of retirement benefits thereunder), determined as if the Executive were fully vested thereunder and had accumulated (after the Date of Termination) thirty (30) additional months of age and service credit thereunder and had been credited under each DB Pension Plan during such period with compensation equal to the Executive's compensation (as defined in such DB Pension Plan) during the twelve (12) months immediately preceding Date of Termination or, if higher, during the twelve months immediately prior to the first occurrence of an event or circumstance constituting Good Reason, over (ii) the actuarial equivalent of the aggregate retirement pension (taking into account any early retirement subsidies associated therewith and determined as a straight life annuity commencing at the date (but in no event earlier than the Date of Termination) as of which the actuarial equivalent of such annuity is greatest) which the Executive had accrued pursuant to the provisions of the DB Pension Plans as of the Date of Termination. For purposes of this
     Section 6.1(C), "actuarial equivalent" shall be determined using the same assumptions utilized under The Stanley Works Retirement Plan immediately prior to the Date of Termination or, if more favorable to the Executive, immediately prior to the first occurrence of an event or circumstance constituting Good Reason.

                  (D) In addition to the benefits to which the Executive is entitled under the DC Pension Plan, the Company shall pay the Executive a lump sum amount, in cash, equal to the sum of (i) the amount that would have been contributed thereto by the Company on the Executive's behalf during the thirty (30) months immediately following the Date of Termination, determined (x) as if the Executive made the maximum permissible contributions thereto during such period, (y) as if the Executive earned compensation during such period at a rate equal to the Executive's compensation (as defined in the DC Pension Plan) during the twelve (12) months immediately preceding the Date of Termination or, if higher, during the twelve months immediately prior to the first occurrence of an event or circumstance constituting Good Reason, and (z) without regard to any amendment to the DC Pension Plan made subsequent to a Change in Control and on or prior to the Date of Termination, which amendment adversely affects in any manner the computation of benefits thereunder, and
     (ii) the excess, if any, of (x) the Executive's account balance under the DC Pension Plan as of the Date of Termination over (y) the portion of such account balance that is nonforfeitable under the terms of the DC Pension Plan.

                  (E) If the Executive would have become entitled to benefits under the Company's post-retirement health care or life insurance plans, as in effect immediately prior to the Date of Termination or, if more favorable to the Executive, as in effect immediately prior to the first occurrence of an event or circumstance constituting Good Reason, had the Executive's employment terminated at any time during the period of thirty
     (30) months after the Date of Termination, the Company shall provide such post-retirement health care or life insurance benefits to the Executive and the Executive's dependents commencing on the later of (i) the date on which such coverage would have first become available and (ii) the date on which benefits described in subsection (B) of this Section 6.1 terminate.

                  (F) The Company shall provide the Executive with third-party outplacement services suitable to the Executive's position for a period of thirty (30) months or, if earlier, until the first acceptance by the Executive of an offer of employment, provided, however, that in no case shall the Company be required to pay in excess of $50,000 over such period in providing outplacement services.

                  (G) For the thirty (30) month period immediately following the Date of Termination or until the Executive becomes eligible for substantially similar benefits from a new employer, whichever occurs earlier, the Company shall continue to provide the Executive with all perquisites provided by the Company immediately prior to the Date of Termination or, if more favorable to the Executive, immediately prior to the first occurrence of an event or circumstance constituting Good Reason (including, without limitation, automobile, financial planning, annual physical and executive whole life insurance).

                  6.2 (A) Whether or not the Executive becomes entitled to the Severance Payments, if any of the payments or benefits received or to be received by the Executive (including any payment or benefits received in connection with a Change in Control or the Executive's termination of employment, whether pursuant to the terms of this Agreement or any other plan, arrangement or agreement) (all such payments and benefits, excluding the Gross-Up Payment, being hereinafter referred to as the "Total Payments") will be subject to the Excise Tax, the Company shall pay to the Executive an additional amount (the "Gross-Up Payment") such that the net amount retained by the Executive, after deduction of any Excise Tax on the Total Payments and any federal, state and local income and employment taxes and Excise Tax upon the Gross-Up Payment, and after taking into account the phase out of itemized deductions and personal exemptions attributable to the Gross-Up Payment, shall be equal to the Total Payments.

                  (A) For purposes of determining whether any of the Total Payments will be subject to the Excise Tax and the amount of such Excise Tax, (i) all of the Total Payments shall be treated as "parachute payments" (within the meaning of section 280G(b)(2) of the Code) unless, in the opinion of tax counsel ("Tax Counsel") reasonably acceptable to the Executive and selected by the accounting firm which was, immediately prior to the Change in Control, the Company's independent auditor (the "Auditor"), such payments or benefits (in whole or in part) do not constitute parachute payments, including by reason of section 280G(b)(4)(A) of the Code, (ii) all "excess parachute payments" within the meaning of section 280G(b)(l) of the Code shall be treated as subject to the Excise Tax unless, in the opinion of Tax Counsel, such excess parachute payments (in whole or in part) represent reasonable compensation for services actually rendered (within the meaning of section 280G(b)(4)(B) of the Code) in excess of the Base Amount allocable to such reasonable compensation, or are otherwise not subject to the Excise Tax, and (iii) the value of any noncash benefits or any deferred payment or benefit shall be determined by the Auditor in accordance with the principles of sections 280G(d)(3) and
     (4) of the Code. For purposes of determining the amount of the Gross-Up Payment, the Executive shall be deemed to pay federal income tax at the highest marginal rate of federal income taxation in the calendar year in which the Gross-Up Payment is to be made and state and local income taxes at the highest marginal rate of taxation in the state and locality of the Executive's residence on the Date of Termination (or if there is no Date of Termination, then the date on which the Gross-Up Payment is calculated for purposes of this Section 6.2), net of the maximum reduction in federal income taxes which could be obtained from deduction of such state and local taxes.

                  (B) In the event that the Excise Tax is finally determined to be less than the amount taken into account hereunder in calculating the Gross-Up Payment, the Executive shall repay to the Company, within five (5) business days following the time that the amount of such reduction in the Excise Tax is finally determined, the portion of the Gross-Up Payment attributable to such reduction (plus that portion of the Gross-Up Payment attributable to the Excise Tax and federal, state and local income and employment taxes imposed on the Gross-Up Payment being repaid by the Executive), to the extent that such repayment results in a reduction in the Excise Tax and a dollar-for-dollar reduction in the Executive's taxable income and wages for purposes of federal, state and local income and employment taxes, plus interest on the amount of such repayment at 120% of the rate provided in section 1274(b)(2)(B) of the Code. In the event that the Excise Tax is determined to exceed the amount taken into account hereunder in calculating the Gross-Up Payment (including by reason of any payment the existence or amount of which cannot be determined at the time of the Gross-Up Payment), the Company shall make an additional Gross-Up Payment in respect of such excess (plus any interest, penalties or additions payable by the Executive with respect to such excess) within five
     (5) business days following the time that the amount of such excess is finally determined. The Executive and the Company shall each reasonably cooperate with the other in connection with any administrative or judicial proceedings concerning the existence or amount of liability for Excise Tax with respect to the Total Payments.

                  6.3 The payments provided in subsections (A), (C) and (D) of
Section 6.1 hereof and in Section 6.2 hereof shall be made not later than the fifth day following the Date of Termination (or if there is no Date of Termination, then the date on which the Gross-Up Payment is calculated for purposes of Section 6.2 hereof); provided, however, that if the amounts of such payments cannot be finally determined on or before such day, the Company shall pay to the Executive on such day an estimate, as determined in good faith by the Company or, in the case of payments under Section 6.2 hereof, in accordance with
Section 6.2 hereof, of the minimum amount of such payments to which the Executive is clearly entitled and shall pay the remainder of such payments (together with interest on the unpaid remainder (or on all such payments to the extent the Company fails to make such payments when due) at 120% of the rate provided in section 1274(b)(2)(B) of the Code) as soon as the amount thereof can be determined but in no event later than the thirtieth (30th) day after the Date of Termination. In the event that the amount of the estimated payments exceeds the amount subsequently determined to have been due, such excess shall be payable by the Executive to the Company on the fifth (5th) business day after demand by the Company (together with interest at 120% of the rate provided in section 1274(b)(2)(B) of the Code). At the time that payments are made under this Agreement, the Company shall provide the Executive with a written statement setting forth the manner in which such payments were calculated and the basis for such calculations including, without limitation, any opinions or other advice the Company has received from Tax Counsel, the Auditor or other advisors or consultants (and any such opinions or advice which are in writing shall be attached to the statement).

                  6.4 The Company also shall pay to the Executive all legal fees and expenses incurred by the Executive in disputing in good faith any issue hereunder relating to the termination of the Executive's employment, in seeking in good faith to obtain or enforce any benefit or right provided by this Agreement or in connection with any tax audit or proceeding to the extent attributable to the application of section 4999 of the Code to any payment or benefit provided hereunder. Such payments shall be made within five (5) business days after delivery of the Executive's written requests for payment accompanied with such evidence of fees and expenses incurred as the Company reasonably may require.

                  7. Termination Procedures and Compensation During Dispute.

                  7.1 Notice of Termination. After a Change in Control and during the Term, any purported termination of the Executive's employment (other than by reason of death) shall be communicated by written Notice of Termination from one party hereto to the other party hereto in accordance with Section 11 hereof. For purposes of this Agreement, a "Notice of Termination" shall mean a notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated. Further, a Notice of Termination for Cause is required to include a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters (3/4) of the entire membership of the Board at a meeting of the Board which was called and held for the purpose of considering such termination (after reasonable notice to the Executive and an opportunity for the Executive, together with the Executive's counsel, to be heard before the Board) finding that, in the good faith opinion of the Board, the Executive was guilty of conduct set forth in clause (i) or (ii) of the definition of Cause herein, and specifying the particulars thereof in detail.

                  7.2 Date of Termination. "Date of Termination," with respect to any purported termination of the Executive's employment after a Change in Control and during the Term, shall mean (i) if the Executive's employment is terminated for Disability, thirty (30) days after Notice of Termination is given (provided that the Executive shall not have returned to the full-time performance of the Executive's duties during such thirty (30) day period), and
(ii) if the Executive's employment is terminated for any other reason, the date specified in the Notice of Termination (which, in the case of a termination by the Company, shall not be less than thirty (30) days (except in the case of a termination for Cause) and, in the case of a termination by the Executive, shall not be less than fifteen (15) days nor more than sixty (60) days, respectively, from the date such Notice of Termination is given).

                  7.3 Dispute Concerning Termination. If within fifteen (15) days after any Notice of Termination is given, or, if later, prior to the Date of Termination (as determined without regard to this Section 7.3), the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, the Date of Termination shall be extended until the earlier of (i) the date on which the Term ends or (ii) the date on which the dispute is finally resolved, either by mutual written agreement of the parties or by a final judgment, order or decree of an arbitrator or a court of competent jurisdiction (which is not appealable or with respect to which the time for appeal therefrom has expired and no appeal has been perfected); provided, however, that the Date of Termination shall be extended by a notice of dispute given by the Executive only if such notice is given in good faith and the Executive pursues the resolution of such dispute with reasonable diligence.

                  7.4 Compensation During Dispute. If a purported termination occurs following a Change in Control and during the Term and the Date of Termination is extended in accordance with Section 7.3 hereof, the Company shall continue to pay the Executive the full compensation in effect when the notice giving rise to the dispute was given (including, but not limited to, salary) and continue the Executive as a participant in all compensation, benefit and insurance plans in which the Executive was participating when the notice giving rise to the dispute was given, until the Date of Termination, as determined in accordance with Section 7.3 hereof. Amounts paid under this Section 7.4 are in addition to all other amounts due under this Agreement (other than those due under Section 5.2 hereof) and shall not be offset against or reduce any other amounts due under this Agreement.

                  8. No Mitigation. The Company agrees that, if the Executive's employment with the Company terminates during the Term, the Executive is not required to seek other employment or to attempt in any way to reduce any amounts payable to the Executive by the Company pursuant to Section 6 hereof or Section
7.4 hereof. Further, except as specifically provided in Sections 6.1(B) and 6.1(G) hereof, no payment or benefit provided for in this Agreement shall be reduced by any compensation earned by the Executive as the result of employment by another employer, by retirement benefits, by offset against any amount claimed to be owed by the Executive to the Company, or otherwise.

                  9. Restrictive Covenants.

                  9.1 The Executive agrees that restrictions on his activities during and after his employment are necessary to protect the goodwill, Confidential Information and other legitimate interests of the Company and its Subsidiaries, and that the agreed restrictions set forth below will not deprive the Executive of the ability to earn a livelihood:

                  (A) While the Executive is in the employment of the Company and, if the Executive is entitled to benefits under Section 6.1 hereof upon termination of employment, for a period of twenty-four (24) months after such termination of employment (the "Non-Competition Period"), the Executive shall not, without the express written consent of the Company, in the United States of America, directly or indirectly (i) enter into the employ of or render any services to any person, firm or corporation engaged in any Competitive Business; (ii) engage in any Competitive Business for his own account or (iii) become interested in any Competitive Business as an individual, partner, shareholder, creditor, director, officer, principal, agent, employee, consultant, advisor or in any other relationship or capacity; provided, however, that nothing contained in this Section shall be deemed to prohibit the Executive from acquiring, solely as an investment through market purchases, securities of any corporation which are registered under Section 12 of the Exchange Act and which are publicly traded so long as he is not part of any group in control of such corporation.

                  (B) The Executive agrees that during the Non-Competition Period or in connection with any termination of employment pursuant to which the Executive is entitled to benefits under Section 6.1, the Executive will not, either directly or through any agent or employee, Solicit any employee of the Company or any of its Subsidiaries to terminate his or her relationship with the Company or any of its Subsidiaries or to apply for or accept employment with any enterprise competitive with the business of the Company, or Solicit any customer, supplier, licensee or vendor of the Company or any of its Subsidiaries to terminate or materially modify its relationship with them, or, in the case of a customer, to conduct with any person any business or activity which such customer conducts or could conduct with the Company or any of its Subsidiaries.

                  (C) The Executive acknowledges that the Company and its Subsidiaries continually develop Confidential Information, that the Executive may develop Confidential Information for the Company or its Subsidiaries and that the Executive may learn of Confidential Information during the course of his employment under this Agreement. The Executive will comply with the policies and procedures of the Company and its Subsidiaries for protecting Confidential Information and shall never disclose to any person (except as required by applicable law or legal process or for the proper performance of his duties and responsibilities to the Company and its Subsidiaries, or in connection with any litigation between the Company and the Executive (provided that the Company shall be afforded a reasonable opportunity in each case to obtain a protective order)), or use for his own benefit or gain, any Confidential Information obtained by the Executive incident to his employment or other association with the Company or any of its Subsidiaries. The Executive understands that this restriction shall continue to apply after his employment terminates, regardless of the reason for such termination. All documents, records, tapes and other media of every kind and description relating to the business, present or otherwise, of the Company or its Subsidiaries and any copies, in whole or in part, thereof (the "Documents"), whether or not prepared by the Executive, shall be the sole and exclusive property of the Company and its Subsidiaries. The Executive shall safeguard all Documents and shall surrender to the Company at the time his employment terminates, or at such earlier time or times as the Board or its designee may specify, all Documents then in the Executive's possession or control.

                  (D) Without limiting the foregoing, it is understood that the Company shall not be obligated to make any of the payments or to provide for any of the benefits specified in Sections 6.1 and 6.2 hereof, and shall be entitled to recoup the pro rata portion of any such payments and of the value of any such benefits previously provided to the Executive in the event of a material breach by the Executive of the provisions of this
     Section 9 (such pro ration to be determined as a fraction, the numerator of which is the number of days from such breach to the second anniversary of the date on which the Executive terminates employment and the denominator of which is 730), which breach continues without having been cured within 15 days after written notice to the Executive specifying the breach in reasonable detail.

                  10. Successors; Binding Agreement.

                  10.1 In addition to any obligations imposed by law upon any successor to the Company, the Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Failure of the Company to obtain such assumption and agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle the Executive to compensation from the Company in the same amount and on the same terms as the Executive would be entitled to hereunder if the Executive were to terminate the Executive's employment for Good Reason after a Change in Control, except that, for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Date of Termination.

                  10.2 This Agreement shall inure to the benefit of and be enforceable by the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Executive shall die while any amount would still be payable to the Executive hereunder (other than amounts which, by their terms, terminate upon the death of the Executive) if the Executive had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the executors, personal representatives or administrators of the Executive's estate.

                  11. Notices. For the purpose of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, addressed, if to the Executive, to the address inserted below the Executive's signature on the final page hereof and, if to the Company, to the address set forth below, or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon actual receipt:

                           To the Company:  The Stanley Works
                           1000 Stanley Drive
                           New Britain, Connecticut 06053

                           Attention: General Counsel

                  12. Miscellaneous. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by the Executive and such officer as may be specifically designated by the Board. No waiver by either party hereto at any time of any breach by the other party hereto of, or of any lack of compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. This Agreement supersedes the agreement by and between the Company and the Executive dated _____________________ and any other agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof which have been made by either party; provided, however, that (1) this Agreement shall supersede any agreement setting forth the terms and conditions of the Executive's employment with the Company only in the event that the Executive's employment with the Company is terminated on or following a Change in Control (or deemed to have been so terminated), by the Company other than for Cause or by the Executive for Good Reason and (2) to extent this Agreement does not supersede any agreement referred to in clause (1), it shall not result in any duplication of benefits to the Executive. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Connecticut, without regard to its conflicts of law principles. All references to sections of the Exchange Act or the Code shall be deemed also to refer to any successor provisions to such sections. Any payments provided for hereunder shall be paid net of any applicable withholding required under federal, state or local law and any additional withholding to which the Executive has agreed. The obligations of the Company and the Executive under this Agreement which by their nature may require either partial or total performance after the expiration of the Term (including, without limitation, those under Sections 6 and 7 hereof) shall survive such expiration.

                  13. Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

                  14. Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

                  15. Settlement of Disputes. All claims by the Executive for benefits under this Agreement shall be directed to and determined by the Board and shall be in writing. Any denial by the Board of a claim for benefits under this Agreement shall be delivered to the Executive in writing and shall set forth the specific reasons for the denial and the specific provisions of this Agreement relied upon. The Board shall afford a reasonable opportunity to the Executive for a review of the decision denying a claim and shall further allow the Executive to appeal to the Board a decision of the Board within sixty (60) days after notification by the Board that the Executive's claim has been denied. Notwithstanding the above, in the event of any dispute, any decision by the Board hereunder shall be subject to a de novo review by the court.

                  Notwithstanding any provision of this Agreement to the contrary, the Executive shall be entitled to seek specific performance of the Executive's right to be paid until the Date of Termination during the pendency of any dispute or controversy arising under or in connection with this Agreement.

                  16. Definitions. For purposes of this Agreement, the following terms shall have the meanings indicated below:

                  (A) "Affiliate" shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act.

                  (B) "Auditor" shall have the meaning set forth in Section 6.2 hereof.

                  (C) "Base Amount" shall have the meaning set forth in section 280G(b)(3) of the Code.

                  (D) "Beneficial Owner" shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

                  (E) "Board" shall mean the Board of Directors of the Company.

                  (F) "Cause" for termination by the Company of the Executive's employment shall mean (i) the willful and continued failure by the Executive to substantially perform the Executive's duties with the Company (other than any such failure resulting from the Executive's incapacity due to physical or mental illness or any such actual or anticipated failure after the issuance of a Notice of Termination for Good Reason by the Executive pursuant to Section 7.1 hereof) that has not been cured within 30 days after a written demand for substantial performance is delivered to the Executive by the Board, which demand specifically identifies the manner in which the Board believes that the Executive has not substantially performed the Executive's duties, or (ii) the willful engaging by the Executive in conduct which is demonstrably and materially injurious to the Company or its subsidiaries, monetarily or otherwise. For purposes of clauses (i) and
     (ii) of this definition, (x) no act, or failure to act, on the Executive's part shall be deemed "willful" unless done, or omitted to be done, by the Executive not in good faith and without reasonable belief that the Executive's act, or failure to act, was in the best interest of the Company and (y) in the event of a dispute concerning the application of this provision, no claim by the Company that Cause exists shall be given effect unless the Company establishes to the Board by clear and convincing evidence that Cause exists.

                  (G) A "Change in Control" shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

                           (I) any Person is or becomes the Beneficial Owner,
                  directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates) representing 25% or more of the combined voting power of the Company's then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (i) of paragraph (III) below; or

                           (II) the following individuals cease for any reason
                  to constitute a majority of the number of directors then serving: individuals who, on the date hereof, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's shareowners was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended; or;

                           (III) there is consummated a merger or consolidation
                  of the Company or any direct or indirect subsidiary of the Company with any other corporation or other entity, other than
                  (i) a merger or consolidation which results in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 50% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or
                  (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates) representing 25% or more of the combined voting power of the Company's then outstanding securities; or

                           (IV) the shareowners of the Company approve a plan of
                  complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by shareowners of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

                  (H) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

                  (I) "Company" shall mean The Stanley Works and, except in determining under Section 15(G) hereof whether or not any Change in Control of the Company has occurred, shall include any successor to its business and/or assets which assumes and agrees to perform this Agreement by operation of law, or otherwise.

                  (J) "Competitive Business" shall mean any line of business that is substantially the same as any line of any operating business engaged in by the Company during the term of this Agreement and which at the termination of the Executive's employment the Company was engaged in or conducting and which during the fiscal year of the Company next preceding the date as of which the determination of competitive status is to be made constituted at least 5% of the gross sales of the Company and its Subsidiaries. The Executive may, without being deemed in violation of this section, become a partner or employee of, or otherwise acquire an interest in, a stock or business brokerage firm, consulting or advisory firm, investment banking firm or similar organization which, as part of its business, trades or invests in securities of Competitive Businesses or which represents or acts as agent or advisor for Competitive Businesses, but only on condition that the Executive shall not personally render any services in connection with such Competitive Business either directly to such Competitive Business or other persons or to his firm in connection therewith.

                  (K) "Confidential Information" means any and all information of the Company and its Subsidiaries that is not generally known by others with whom they compete or do business, or with whom they plan to compete or do business and any and all information not readily available to the public, which, if disclosed by the Company or its Subsidiaries could reasonably be of benefit to such person or business in competing with or doing business with the Company. Confidential Information includes without limitation such information relating to (1) the development, research, testing, manufacturing, store operational processes, marketing and financial activities, including costs, profits and sales, of the Company and its Subsidiaries, (2) the products and all formulas therefor, (3) the costs, sources of supply, financial performance and strategic plans of the Company and its Subsidiaries, (4) the identity and special needs of the customers and suppliers of the Company and its Subsidiaries and (5) the people and organizations with whom the Company and its Subsidiaries have business relationships and those relationships. Confidential Information also includes comparable information that the Company or any of its Subsidiaries have received belonging to others or which was received by the Company or any of its Subsidiaries with an agreement by the Company that it would not be disclosed. Confidential Information does not include information which (i) is or becomes available to the public generally (other than as a result of a disclosure by the Executive), (ii) was within the Executive's possession prior to the date hereof or prior to its being furnished to the Executive by or on behalf of the Company, provided that the source of such information was not bound by a confidentiality agreement with or other contractual, legal or fiduciary obligation of confidentiality to the Company or any other party with respect to such information, (iii) becomes available to the Executive on a non-confidential basis from a source other than the Company, provided that such source is not bound by a confidentiality agreement with or other contractual, legal or fiduciary obligation of confidentiality to the Company or any other party with respect to such information, or (iv) was independently developed the Executive without reference to the Confidential Information.

                  (L) "DB Pension Plan" shall mean any tax-qualified, supplemental or excess defined benefit pension plan maintained by the Company and any other defined benefit plan or agreement entered into between the Executive and the Company which is designed to provide the Executive with supplemental retirement benefits. For purposes of Section 6.1(C) hereof, if the Executive would have satisfied the condition for participation in a DB Plan (or any successor thereto) within thirty (30) months following the Date of Termination (i.e., assuming the Executive accrued additional age and service credit over such period), the Executive shall be deemed to have been a participant in such plan immediately prior to the Date of Termination and shall be entitled to the benefits provided under Section 6.1(C) relating thereto.

                  (M) "DC Pension Plan" shall mean any tax-qualified, supplemental or excess defined contribution plan maintained by the Company and any other defined contribution plan or agreement entered into between the Executive and the Company which is designed to provide the executive with supplemental retirement benefits.

                  (N) "Date of Termination" shall have the meaning set forth in
     Section 7.2 hereof.

                  (O) "Disability" shall be deemed the reason for the termination by the Company of the Executive's employment, if, as a result of the Executive's incapacity due to physical or mental illness, the Executive shall have been absent from the full-time performance of the Executive's duties with the Company for a period of six (6) consecutive months, the Company shall have given the Executive a Notice of Termination for Disability, and, within thirty (30) days after such Notice of Termination is given, the Executive shall not have returned to the full-time performance of the Executive's duties.

                  (P) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

                  (Q) "Excise Tax" shall mean any excise tax imposed under
     section 4999 of the Code.

                  (R) "Executive" shall mean the individual named in the first paragraph of this Agreement.

                  (S) "Good Reason" for termination by the Executive of the Executive's employment shall mean the occurrence (without the Executive's express written consent which specifically references this Agreement) after any Change in Control, or prior to a Change in Control under the circumstances described in clauses (ii) and (iii) of the second sentence of
     Section 6.1 hereof (treating all references in paragraphs (I) through (VII) below to a "Change in Control" as references to a "Potential Change in Control"), of any one of the following acts by the Company, or failures by the Company to act, unless, in the case of any act or failure to act described in paragraph (I), (V), (VI) or (VII) below, such act or failure to act is corrected prior to the Date of Termination specified in the Notice of Termination given in respect thereof:

                           (I) the assignment to the Executive of any duties
                  inconsistent with the Executive's status as a senior executive officer of the Company or a substantial adverse alteration in the nature or status of the Executive's responsibilities from those in effect immediately prior to the Change in Control including, without limitation, if the Executive was, immediately prior to the Change in Control, an executive officer of a public company, the Executive ceasing to be an executive officer of a public company;

                           (II) a reduction by the Company in the Executive's
                  annual base salary as in effect on the date hereof or as the same may be increased from time to time except for across-the-board salary reductions similarly affecting all senior executives of the Company and all senior executives of any Person in control of the Company;

                           (III) the relocation of the Executive's principal
                  place of employment to a location more than thirty-five (35) miles from the Executive's principal place of employment immediately prior to the Change in Control or the Company's requiring the Executive to be based anywhere other than such principal place of employment (or permitted relocation thereof) except for required travel on the Company's business to an extent substantially consistent with the Executive's present business travel obligations;

                           (IV) the failure by the Company to pay to the
                  Executive any portion of the Executive's current compensation or to pay to the Executive any portion of an installment of deferred compensation under any deferred compensation program of the Company, within seven (7) days of the date such compensation is due;

                           (V) the failure by the Company to continue in effect
            any compensation plan in which the Executive participates
                  immediately prior to the Change in Control which is material to the Executive's total compensation, including but not limited to the Company's 2001 Long-Term Incentive Plan and Management Incentive Compensation Plan or any substitute plans adopted prior to the Change in Control, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to such plan, or the failure by the Company to continue the Executive's participation therein (or in such substitute or alternative plan) on a basis not materially less favorable, both in terms of the amount or timing of payment of benefits provided and the level of the Executive's participation relative to other participants, as existed immediately prior to the Change in Control;

                           (VI) the failure by the Company to continue to
                  provide the Executive with benefits substantially similar to those enjoyed by the Executive under any of the Company's pension, savings, life insurance, medical, health and accident, or disability plans in which the Executive was participating immediately prior to the Change in Control (except for across the board changes similarly affecting all senior executives of the Company and all senior executives of any Person in control of the Company), the taking of any other action by the Company which would directly or indirectly materially reduce any of such benefits or deprive the Executive of any material fringe benefit enjoyed by the Executive at the time of the Change in Control, or the failure by the Company to provide the Executive with the number of paid vacation days to which the Executive is entitled on the basis of years of service with the Company in accordance with the Company's normal vacation policy in effect at the time of the Change in Control; or

                           (VII) any purported termination of the Executive's
                  employment which is not effected pursuant to a Notice of Termination satisfying the requirements of Section 7.1 hereof; for purposes of this Agreement, no such purported termination shall be effective. The Executive's right to terminate the Executive's employment for Good Reason shall not be affected by the Executive's incapacity due to physical or mental illness.

                  The Executive's continued employment shall not constitute consent to, or a waiver of rights with respect to, any act or failure to act constituting Good Reason hereunder.

                  For purposes of any determination regarding the existence of Good Reason in connection with a termination of employment other than as described in the second sentence of Section 6.1 hereof, any claim by the Executive that Good Reason exists shall be presumed to be correct unless the Company establishes to the Board by clear and convincing evidence that Good Reason does not exist.

                  (T) "Gross-Up Payment" shall have the meaning set forth in
     Section 6.2 hereof.

                  (U) "Notice of Termination" shall have the meaning set forth in Section 7.1 hereof.

                  (V) "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates,
     (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the shareowners of the Company in substantially the same proportions as their ownership of stock of the Company.

                  (W) "Potential Change in Control" shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

                           (I) the Company enters into an agreement, the
                  consummation of which would result in the occurrence of a Change in Control;

                           (II) the Company or any Person publicly announces an
                  intention to take or to consider taking actions which, if consummated, would constitute a Change in Control;

                           (III) any Person becomes the Beneficial Owner,
                  directly or indirectly, of securities of the Company representing 15% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the Company's then outstanding securities (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its affiliates); or

                           (IV) the Board adopts a resolution to the effect
                  that, for purposes of this Agreement, a Potential Change in Control has occurred.

                  (X) "Retirement" shall be deemed the reason for the termination by the Executive of the Executive's employment if such employment is terminated in accordance with the Company's retirement policy, including early retirement, generally applicable to its salaried employees.

                  (Y) "Severance Payments" shall have the meaning set forth in
     Section 6.1 hereof.

                  (Z) "Solicit" means any direct or indirect communication of any kind whatsoever (other than non-targeted general advertisements), regardless of by whom initiated, inviting, advising, encouraging or requesting any person or entity, in any manner, with respect to any action.

                  (AA) "Subsidiary" means any corporation or other business organization of which the securities having a majority of the normal voting power in electing the board of directors or similar governing body of such entity are, at the time of determination, owned by the Company directly or indirectly through one or more Subsidiaries.

                  (BB) "Tax Counsel" shall have the meaning set forth in Section
     6.2 hereof.

                  (CC) "Term" shall mean the period of time described in Section 2 hereof (including any extension, continuation or termination described therein).

                  (DD) "Total Payments" shall mean those payments so described in Section 6.2 hereof.

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                                     THE STANLEY WORKS



                                                     By:
                                                        ------------------------
                                                     Name:
                                                     Title:



                                                     ---------------------------
                                                          EXECUTIVE